Exhibit 10.10

Execution Version

AMENDMENT NO. 9 TO CREDIT AGREEMENT

This Amendment No. 9 to Credit Agreement (this “Agreement”) dated as of August 12, 2016 (the “Effective Date”), is among Extraction Oil & Gas Holdings, LLC, a Delaware limited liability company (the “Borrower”), Extraction Finance Corp., a Delaware corporation, Extraction Oil & Gas, LLC, a Delaware limited liability company, XTR Midstream, LLC, a Delaware limited liability company, 7N, LLC, a Delaware limited liability company, Mountaintop Minerals, LLC, a Delaware limited liability company, 8 North, LLC, a Delaware limited liability company, Elevation Midstream, LLC, a Delaware limited liability company, XOG Services, LLC, a Delaware limited liability company, and XOG Services, Inc., a Colorado corporation (collectively, the “Guarantors”), the Lenders (defined below) party hereto, and Wells Fargo Bank, National Association, as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”) and as Issuing Lender (the “Issuing Lender”).

INTRODUCTION

A.            The Borrower, the financial institutions party thereto from time to time (the “Lenders”), the Issuing Lender, and the Administrative Agent have entered into the Credit Agreement dated as of September 4, 2014, as amended by the Amendment No. 1 dated as of September 24, 2014, the Amendment No. 2 and Joinder dated as of November 10, 2014, the Amendment No. 3 dated as of December 30, 2014, the Waiver dated as of February 12, 2015, the Consent Agreement dated as of February 27, 2015, the Consent Agreement dated as of March 25, 2015, the Waiver dated as of April 28, 2015, the Amendment No. 4 and Joinder dated as of May 27, 2015, the Amendment No. 5 dated as of September 1, 2015, the Amendment No. 6 dated as of September 10, 2015, the Amendment No. 7 and Joinder dated as of December 15, 2015, and the Amendment No. 8 and Joinder dated as of June 13, 2016 (as so amended and modified and as may be otherwise amended, restated, or modified from time to time, the “Credit Agreement”).

B.            The Guarantors have entered into the Guaranty Agreement dated as of September 4, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”) in favor of the Administrative Agent for the benefit of the Secured Parties (as defined in the Credit Agreement).

C.            The Borrower has requested that the Lenders and the Administrative Agent amend the Credit Agreement as set forth herein.

THEREFORE, in fulfillment of the foregoing, the Borrower, the Guarantors, the Administrative Agent, the Issuing Lender, and the undersigned Lenders hereby agree as follows:

Section 1.              Definitions; References.  Unless otherwise defined in this Agreement, each term used in this Agreement which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement, as amended hereby.

Section 2.              Amendments to Credit Agreement.  Upon the satisfaction of the conditions specified in Section 6 of this Agreement, and effective as of the date set forth above, the Credit Agreement is amended as follows:

(a)           Section 1.1 of the Credit Agreement (Certain Defined Terms) is amended to add the following defined terms in alphabetical order:

“100% Hedge Termination Date” means the day on which the earliest of the following events occurs: (a) the transactions contemplated under the Bayswater Acquisition Agreement close, (b) the Bayswater Acquisition Agreement is terminated pursuant to the terms thereof, and (c) October 31, 2016.

“Amendment No. 9 Effective Date” means August 12, 2016.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“Bayswater Acquisition” means the acquisition by Company of certain of the Bayswater Entities’ assets pursuant to the Bayswater Acquisition Agreement.

“Bayswater Acquisition Agreement” means that certain Purchase and Sale Agreement dated as of July 29, 2016, among the Bayswater Entities and Company, as amended, supplemented, restated, or otherwise modified from time to time.

“Bayswater Entities” means Bayswater Exploration & Production LLC, a Colorado limited liability company, Bayswater Blenheim Holdings, LLC, a Delaware limited liability company, and Bayswater Blenheim Holdings II, LLC, a Delaware limited liability company.

“Bayswater Oil and Gas Properties” means any Oil and Gas Properties acquired by Company as part of the Bayswater Acquisition.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“July 2021 7.875% Senior Notes” means the 7.875% senior unsecured notes offered by the Borrower and Extraction Finance Corp., a Subsidiary of the Borrower, on July 15, 2016, in an aggregate principal amount of $550,000,000 and with a maturity date of July 15, 2021.

“Legacy Oil and Gas Properties” means any Oil and Gas Properties (other than the Bayswater Oil and Gas Properties) owned by the Borrower or any Subsidiary prior to the 100% Hedge Termination Date.

“Permitted Notes” has the meaning set forth in Section 6.1(g); provided that for the avoidance of doubt, Permitted Notes shall not be deemed to include Permitted Supplemental Notes.

“Permitted Supplemental Notes” means Debt in the form of senior unsecured notes that (a) represent a supplemental issuance of the July 2021 7.875% Senior Notes, (b) the aggregate principal amount of such senior unsecured notes does not exceed $150,000,000, (c) the issuance of such senior unsecured notes occurs on or prior to October 31, 2016, (d) the Net Leverage Ratio, calculated on a pro forma basis after giving effect to the incurrence of such Debt, is not more than 4.00 to 1.00 and the Borrower is in pro forma compliance with Section 6.16(b) after giving effect to any such issuance, and (e) such Debt would otherwise meet all the requirements for the issuance of Permitted Notes set forth in Section 6.1(g), other than Section 6.1(g)(i) and (ix), and the following portion of Section 6.1(g)(ii): “and the corresponding reduction to the Borrowing Base pursuant to Section 2.2(e).

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

(b)           Section 1.1 of the Credit Agreement (Certain Defined Terms) is further amended by replacing clause (d) of the definition of “Defaulting Lender” and the proviso following such clause in their entirety with the following:

(d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity, or (iii) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender.

(c)           Section 2.2(e) of the Credit Agreement (Reductions to Borrowing Base) is hereby amended by replacing clause (iii) thereof in its entirety with the following:

(iii)         Debt Issuances.  Upon the issuance of Debt in the form of Permitted Notes after the Amendment No. 9 Effective Date, the Borrowing Base shall be automatically reduced, without duplication, by an amount equal to 25% of the amount by which the aggregate principal amount of Permitted Notes and Permitted Supplemental Notes outstanding after such issuance exceeds the aggregate principal amount of Permitted Notes and Permitted Supplemental Notes outstanding immediately prior to such issuance.  For the avoidance of doubt, the issuance of Permitted Supplemental Notes shall not cause a reduction of the Borrowing Base pursuant to this Section 2.2(e).

(d)           Section 5.14 of the Credit Agreement (Post-Closing Requirement) is hereby amended by adding the following sentence to the end thereof:

Borrower hereby covenants and agrees it shall negotiate with the Administrative Agent and the Lenders in good faith to cause this Agreement to be amended to include customary anti-cash hoarding provisions in form and substance reasonably satisfactory to Administrative Agent and the Lenders party to such amendment on or prior to the earlier to occur of the following: (i) the next redetermination of the Borrowing Base after the Amendment No. 9 Effective Date and (ii) October 31, 2016.

(e)           Section 6.1 of the Credit Agreement (Debt) is hereby amended by replacing the introductory phrase leading up to the initial colon in clause (g) thereof in its entirety with the following:

(g)           Debt consisting of senior unsecured notes issuances (other than the issuance of the Permitted Supplemental Notes) that meet the following requirements (such notes under this clause (g) being referred to herein as the “Permitted Notes”):

(f)            Section 6.1 of the Credit Agreement (Debt) is hereby further amended by adding the word “and” at the end of clause (g)(viii) thereof, replacing “; and” in clause (g)(ix) thereof with “.”, and deleting clause (g)(x) thereof in its entirety.

(g)           Section 6.1 of the Credit Agreement (Debt) is hereby further amended by replacing clause (h) thereof in its entirety with the following:

(h)           Debt consisting of Permitted Supplemental Notes.

(h)           Section 6.5 of the Credit Agreement (Agreements Restricting Liens) is hereby amended by replacing the reference to “Permitted Notes” found in clause (b)(iii)(C) thereof with “Permitted Notes and Permitted Supplemental Notes”.

(i)            Section 6.15 of the Credit Agreement (Limitation on Hedging) is hereby amended by adding the following proviso to the end of clause (b) thereof:

provided further that, notwithstanding anything to the contrary contained in clause (iii) or (iv) above, any Loan Party or any Subsidiary of any Loan Party may, until the 100% Hedge Termination Date and so long as such Loan Party or such Subsidiary is otherwise in compliance with this Section 6.15, be party to, enter into, and otherwise maintain any Hedging Arrangement which covers (calculated separately for each type of Hydrocarbon), for the portion of any period of time following any date of determination that occurs prior to December 31, 2018, (A) notional volumes (in the aggregate, taking into account all other Hedging Arrangements entered into by the Loan Parties) not in excess of 100% of the anticipated production of gas volumes attributable to the Legacy Oil and Gas Properties of the Borrower and its Subsidiaries, (B) notional volumes (in the aggregate, taking into account all other Hedging Arrangements entered into by the Loan Parties) not in excess of 100% of the anticipated production of natural gas liquids volumes attributable to the Legacy Oil and Gas Properties of the Borrower and its Subsidiaries, or (C) notional volumes (in the aggregate, taking into account all other Hedging Arrangements entered into by the Loan Parties) not in excess of 100% of the anticipated production of oil volumes attributable to the Legacy Oil and Gas Properties of the Borrower and its Subsidiaries, in each case, as reflected in the most recently delivered Reserve Report under Section 2.2 or in other projections of anticipated production acceptable to the Administrative Agent for each month occurring prior to December 31, 2018, during the period such Hedging Arrangement is in effect; provided, however, that the volume limitations shall not apply to put option contracts that are not related to corresponding calls, collars or swaps.  No later than ten Business Days after the 100% Hedge Termination Date, the Borrower shall (X) furnish to Administrative Agent an updated Reserve Report or other projections of anticipated production acceptable to the Administrative Agent, (Y) terminate, create off-setting positions or otherwise unwind existing Hedging Arrangements to the extent necessary to cause compliance with this Section 6.15 on a going forward basis (after giving effect to the occurrence of the 100% Hedge Termination Date), and (Z) furnish to Administrative Agent a certificate executed by a Responsible Officer certifying that as of the date of such certificate the Borrower is in compliance with this Section 6.15.

(j)            Article 9 of the Credit Agreement (Miscellaneous) is hereby amended by re-numbering Section 9.21 (Integration) thereof as Section 9.22 and adding the following Section 9.21 thereto:

Section 9.21         Acknowledgment and Consent to Bail-In of EEA Financial Institutions.  Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-down and Conversion Powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b) the effects of any Bail-in Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority.

Section 3.              Reaffirmation of Liens.

(a)           Each of the Borrower and each Guarantor (i) is party to certain Security Documents securing and supporting the Borrower’s and Guarantors’ obligations under the Loan Documents, (ii) represents and warrants that it has no defenses to the enforcement of the Security Documents and that according to their terms the Security Documents will continue in full force and effect to secure the Borrower’s and Guarantors’ obligations under the Loan Documents, as the same may be amended, supplemented, or otherwise modified, and (iii) acknowledges, represents, and warrants that the liens and security interests created by the Security Documents are valid and subsisting and create a first and prior Lien (subject only to Permitted Liens) in the Collateral to secure the Secured Obligations.

(b)           The delivery of this Agreement does not indicate or establish a requirement that any Loan Document requires any Guarantor’s approval of amendments to the Credit Agreement.

Section 4.              Reaffirmation of Guaranty.  Each Guarantor hereby ratifies, confirms, and acknowledges that its obligations under the Guaranty and the other Loan Documents are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, of all of the Guaranteed Obligations (as defined in the Guaranty), as such Guaranteed Obligations may have been amended by this Agreement.  Each Guarantor hereby acknowledges that its execution and delivery of this Agreement do not indicate or establish an approval or consent requirement by such Guarantor under the Credit Agreement in connection with the execution and delivery of amendments, modifications or waivers to the Credit Agreement, the Notes or any of the other Loan Documents.

Section 5.              Representations and Warranties.  Each of the Borrower and each Guarantor represents and warrants to the Administrative Agent and the Lenders  that:

(a)           the representations and warranties set forth in the Credit Agreement and in the other Loan Documents are true and correct in all material respects as of the date of this Agreement (except to the extent such representations and warranties relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); provided that such materiality qualifier shall not apply if such representation or warranty is already subject to a materiality qualifier in the Credit Agreement or such other Loan Document;

(b)           (i) the execution, delivery, and performance of this Agreement are within the corporate, limited partnership or limited liability company power, as appropriate, and authority of the Borrower and Guarantors and have been duly authorized by appropriate proceedings and (ii) this Agreement constitutes a legal, valid, and binding obligation of the Borrower and Guarantors, enforceable against the Borrower and Guarantors in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; and

(c)           as of the effectiveness of this Agreement and after giving effect thereto, no Default or Event of Default has occurred and is continuing.

Section 6.              Effectiveness.  This Agreement shall become effective as of the date hereof upon the occurrence of all of the following:

(a)           Documentation. The Administrative Agent shall have received this Agreement, duly and validly executed by the Borrower, the Guarantors, the Administrative Agent, the Issuing Bank and the Majority Lenders, in form and substance reasonably satisfactory to the Administrative Agent and the Majority Lenders.

(b)           Representations and Warranties.  The representations and warranties in this Agreement being true and correct in all material respects before and after giving effect to this Agreement (except to the extent such representations and warranties relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); provided that such materiality qualifier shall not apply if such representation or warranty is already subject to a materiality qualifier in the Credit Agreement or such other Loan Document.

(c)           No Default or Event of Default. There being no Default or Event of Default which has occurred and is continuing.

(d)           Expenses.  The Borrower’s having paid all costs, expenses, and fees which have been invoiced and are payable pursuant to Section 9.1 of the Credit Agreement or any other agreement.

Section 7.              Effect on Loan Documents.  Except as amended herein, the Credit Agreement and the Loan Documents remain in full force and effect as originally executed and are hereby ratified and confirmed, and nothing herein shall act as a waiver of any of the Administrative Agent’s or Lenders’ rights under the Loan Documents.  This Agreement is a Loan Document for the purposes of the provisions of the other Loan Documents.  Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement is a Default or Event of Default under other Loan Documents.

Section 8.              Choice of Law.  This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York without regard to conflicts of laws principles (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York).

Section 9.              Counterparts.  This Agreement may be signed in any number of counterparts, each of which shall be an original.

THIS WRITTEN AGREEMENT AND THE LOAN DOCUMENTS, AS DEFINED IN THE CREDIT AGREEMENT, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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EXECUTED as of the date first set forth above.

BORROWER:

EXTRACTION OIL & GAS HOLDINGS, LLC

By:	/s/ Rusty Kelley
Name:	Rusty Kelley
Title:	Chief Financial Officer

GUARANTORS:

7N, LLC
8 NORTH, LLC
ELEVATION MIDSTREAM, LLC
EXTRACTION FINANCE CORP.
EXTRACTION OIL & GAS, LLC
MOUNTAINTOP MINERALS, LLC
XOG SERVICES, INC.
XOG SERVICES, LLC
XTR MIDSTREAM, LLC

By:	/s/ Rusty Kelley
Name:	Rusty Kelley
Title:	Chief Financial Officer

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ADMINISTRATIVE AGENT/ISSUING LENDER/LENDER:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent, Issuing Lender, and a Lender

By:	/s/ Zachary Kramer
Name:	Zachary Kramer
Title:	Assistant Vice President

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LENDERS:

ROYAL BANK OF CANADA,
as a Lender

By:	/s/ Kristan Spivey
Name:	Kristan Spivey
Title:	Authorized Signatory

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BOKF, NA dba Bank of Oklahoma,
as a Lender

By:	/s/ Benjamin H. Adler
Name:	Benjamin H. Adler
Title:	Vice President

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GOLDMAN SACHS BANK USA,
as a Lender

By:	/s/ Christina Boscarino
Name:	Christina Boscarino
Title:	Authorized Signatory

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FIFTH THIRD BANK,
as a Lender

By:	/s/ Jonathan H Lee
Name:	Jonathan H Lee
Title:	Director

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SUNTRUST BANK,
as a Lender

By:	/s/ Shannon Juhan
Name:	Shannon Juhan
Title:	Director

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MUFG UNION BANK, N.A.
as a Lender

By:	/s/ Stephen W. Warfel
Name:	Stephen W. Warfel
Title:	Managing Director

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KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ George E. McKean
Name:	George E. McKean
Title:	Senior Vice President

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BARCLAYS BANK PLC,
as a Lender

By:	/s/ Evan Moriarty
Name:	Evan Moriarty
Title:	Assistant Vice President

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ABN AMRO CAPITAL USA LLC,
as a Lender

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

By:	/s/ David Montgomery
Name:	David Montgomery
Title:	Executive Director

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CREDIT SUISSE AG,
CAYMAN ISLANDS BRANCH,
as a Lender

By:	/s/ Nupur Kumar
Name:	Nupur Kumar
Title:	Authorized Signatory

By:	/s/ Lorenz Meier
Name:	Lorenz Meier
Title:	Authorized Signatory

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